ANNUAL REPORT
                                 JUNE 30, 2002

                             FMI Mutual Funds, Inc.
                      (formerly known as Eastcliff Funds)

                               FMI AAM Palm Beach
                               Total Return Fund

                            FMI Winslow Growth Fund

                            FMI Knappenberger Bayer
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

FMI Mutual Funds, Inc.

                                                                   July 31, 2002

Dear Fellow Shareholders:

  While the economy has rebounded smartly since the events of September 11, 2001, and the economic vital signs such as inflation, interest rates, corporate profits and unemployment all point to continued improvement in the economy, the stock market has moved in a decidedly different direction thus far this year. The market's move relates more to the events and disclosures of corporate transgressions such as those that have occurred at WorldCom, Tyco International, Adelphia, Xerox and the like. Capital markets rest on the faith that we as investors have in the people who manage the companies, as well as the earnings that we as investors rely upon to make our investment judgments. At the moment, this confidence is badly shaken. However, steps are afoot, and we believe, will occur rather quickly, to correct many of the abuses. Governing bodies such as the Securities and Exchange Commission, Congress, and the Financial Accounting Standards Board will act quickly, we believe, to help restore investors' confidence. In the meantime, the market has given long term, patient investors an opportunity to buy many securities that, by historic standards, appear quite attractive. This has been the focus of the management teams at the FMI Funds. Each of your teams have been focusing diligently upon positioning the portfolios for what we believe will be a better environment in the next 12-36 months.
While it is often difficult to do in tumultuous and uncertain times such as these, the best investments are often made in just such an environment. While having a long term view of the investment process seems difficult, this is exactly when one should be focusing on not just the next quarter, but the next three to five years. Historically, this has proven the best path for investors to pursue, and we believe it will be true again today.

  The FMI Funds offer you a variety of investment objectives from which to choose, and we thank you for the long term confidence you have placed in the management teams here at the FMI Funds.

  Sincerely,

  /s/Ted D. Kellner

  Ted D. Kellner, C.F.A.
  President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI AAM Palm Beach Total Return Fund

                                                                   June 30, 2002

Dear Shareholder,

  The Fund declined 5.9% in the June quarter. This compares to a loss of 13.4% for the S&P 500. The relatively better performance for the Fund versus the S&P 500 was due to higher cash levels, less exposure to telecom and technology, and a higher representation in money making companies.

  Due to tremendous market volatility and increasing nervousness on the part of investors, the Fund has been and will remain for the near future relatively conservatively postured. Even though the pharmaceutical stocks have been weak, we believe the long term prospects are sound and the valuations are attractive. The portfolio remains diversified and the companies possess good balance sheets.

  As of July 29, 2002 our Board of Directors declared distributions of $0.009161 per share from net investment income, $0.08882 per share from net short-term gains and $0.55855 per share from net long-term capital gains, payable July 30, 2002, to shareholders of record on July 26, 2002.

  Thank you for your support of the FMI AAM Palm Beach Total Return Fund.

   Sincerely,

   /s/Ted D. Kellner                /s/Patrick J. English

   Ted D. Kellner, C.F.A.           Patrick J. English
   Portfolio Manager                Portfolio Manager

FMI AAM Palm Beach Total Return Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2002

  The last twelve months have been difficult for equity investors. The S&P 500 declined 18.0%. The FMI AAM Palm Beach Total Return Fund declined 15.7%. The Fund outperformed the S&P 500 due to a higher cash level and less exposure to telecommunications, technology and companies with accounting concerns. The Fund's heavy weighting in pharmaceuticals hurt performance.

  In the three months ending June 30th, the Fund retreated 5.9% compared to a decline of 13.4% for the S&P 500. The same factors affecting the twelve month period of relative performance impacted the three month numbers.

  The Fund continues to be positioned heavily in health care and consumer nondurables. The stocks in these groups are strong, global franchises. It is management's opinion that investors will seek the relative safety of these types of stocks for the near and intermediate future.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    FMI AAM PALM BEACH TOTAL RETURN FUND AND STANDARD &POOR'S 500 STOCK INDEX

                        FMI AAM Palm Beach          Standard & Poor's
        Date            Total Return Fund          500 Stock Index*<F1>
        ----            -----------------          --------------------
      9/30/92                 10,000                      10,000
      9/30/93                 11,340                      11,300
      9/30/94                 11,589                      11,707
      9/30/95                 12,482                      14,072
      6/30/96                 15,652                      17,744
      6/30/97                 20,051                      23,902
      6/30/98                 26,727                      31,144
      6/30/99                 32,527                      38,213
      6/30/00                 39,293                      40,965
      6/30/01                 28,680                      34,890
      6/30/02                 24,184                      28,614

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN

                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 -15.7%              +3.8%               +9.6%

*<F1> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI AAM Palm Beach Total Return Fund
STATEMENT OF NET ASSETS
June 30, 2002

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
  ------                                                  ----         -----
LONG-TERM INVESTMENTS -- 60.7% (A)<F3>
COMMON STOCKS -- 60.7% (A)<F3>

CAPITAL GOODS SECTOR -- 4.7%
----------------------------
            MANUFACTURER-DIVERSE -- 4.7%
      700   SPX Corp.*<F2>                             $   87,165   $   82,250

CONSUMER CYCLICALS SECTOR -- 8.3%
---------------------------------
            RETAIL-BUILDING SUPPLIES -- 3.6%
    1,400   Lowe's Companies, Inc.                         64,323       63,560

            RETAIL-GENERAL MERCHANTS -- 3.0%
    1,400   Target Corp.                                   50,198       53,340

            SERVICES-COMMERCIAL
              & CONSUMER -- 1.7%
      800   Electronic Data
              Systems Corp.                                48,168       29,720

CONSUMER STAPLES SECTOR -- 6.5%
-------------------------------
            BEVERAGES-ALCOHOLIC -- 4.0%
    1,400   Anheuser-Busch
              Companies, Inc.                              67,697       70,000

            FOODS -- 0.0%
       10   J. M. Smucker Co.                                 315          341

            PERSONAL CARE -- 2.5%
      500   Procter & Gamble Co.                           39,715       44,650

FINANCIALS SECTOR -- 11.5%
--------------------------
            BANKS -- 8.0%
    1,100   Fifth Third Bancorp                            68,046       73,315
    1,350   Wells Fargo & Co.                              61,853       67,581
                                                       ----------   ----------
                                                          129,899      140,896

            INSURANCE-MULTILINE -- 3.5%
    1,050   Hartford Financial Services
              Group, Inc.                                  67,814       62,443

HEALTHCARE SECTOR -- 24.0%
--------------------------
            DIVERSE -- 6.0%
    2,025   Johnson & Johnson                              75,503      105,827

            DRUGS-MAJOR -- 8.8%
    1,150   Forest Laboratories, Inc.*<F2>                 85,514       81,420
    2,100   Pfizer Inc.                                    13,770       73,500
                                                       ----------   ----------
                                                           99,284      154,920

            MEDICAL PRODUCTS & SUPPLIES -- 5.5%
    1,000   Baxter International Inc.                      54,480       44,450
    1,000   Stryker Corp.                                  58,600       53,510
                                                       ----------   ----------
                                                          113,080       97,960

            SPECIALIZED SERVICES -- 3.7%
      750   Quest Diagnostics Inc.*<F2>                    50,652       64,538

TRANSPORTATION SECTOR - 5.7%
----------------------------
            RAILROADS -- 5.7%
    1,600   Union Pacific Corp.                            83,323      101,248
                                                       ----------   ----------
                Total common stocks                       977,136    1,071,693
                                                       ----------   ----------
                Total long-term
                  investments                             977,136    1,071,693

SHORT-TERM INVESTMENTS -- 39.4% (A)<F3>

            FEDERAL AGENCY -- 34.0%
 $600,000   Federal Home Loan Bank,
              1.60%, due 7/15/2002                        599,627      599,627
                                                       ----------   ----------
                Total federal agency                      599,627      599,627

            VARIABLE RATE DEMAND NOTES -- 5.4%
   14,441   Firstar Bank U.S.A., N.A.                      14,441       14,441
   80,971   Wisconsin Corporate
              Central Credit Union                         80,971       80,971
                                                       ----------   ----------
                Total variable rate
                  demand notes                             95,412       95,412
                                                       ----------   ----------
                Total short-term
                  investments                             695,039      695,039
                                                       ----------   ----------
                Total investments                      $1,672,175    1,766,732
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables -- (0.1%) (A)<F3>                             (1,938)
                                                                    ----------
                Net Assets                                          $1,764,794
                                                                    ----------
                                                                    ----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($1,764,794 / 292,180
                  shares outstanding)                               $     6.04
                                                                    ----------
                                                                    ----------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI AAM Palm Beach Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002

INCOME:
   Dividends                                                       $    72,025
   Interest                                                             14,887
                                                                   -----------
       Total income                                                     86,912
                                                                   -----------

EXPENSES:
   Management fees                                                      44,700
   Professional fees                                                    28,315
   Registration fees                                                    24,270
   Administrative services                                              15,954
   Transfer agent fees                                                  11,605
   Printing and postage expenses                                         3,326
   Custodian fees                                                        3,245
   Board of Directors fees                                               2,100
   Insurance expense                                                       569
   Other expenses                                                        1,978
                                                                   -----------
       Total expenses before reimbursement                             136,062
   Less expenses assumed by adviser                                    (77,952)
                                                                   -----------
       Net expenses                                                     58,110
                                                                   -----------
NET INVESTMENT GAIN                                                     28,802
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     1,571,142
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (2,385,908)
                                                                   -----------
NET LOSS ON INVESTMENTS                                               (814,766)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (785,964)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2002 and June 30, 2001

                                                          2002         2001
                                                         ------       ------
OPERATIONS:
   Net investment gain (loss)                         $    28,802  $   (21,315)
   Net realized gain on investments                     1,571,142    5,541,874
   Net decrease in unrealized
     appreciation on investments                       (2,385,908) (11,392,680)
                                                      -----------  -----------
       Net decrease in net assets
         resulting from operations                       (785,964)  (5,872,121)
                                                      -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($6.70503 and $3.89295 per share, respectively)   (4,426,939)  (4,007,902)
                                                      -----------  -----------
       Total distributions                             (4,426,939)* (4,007,902)
                                                              <F4>
                                                      -----------  -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (14,817 and
     18,442 shares, respectively)                         100,834      337,853
   Net asset value of shares issued in distributions
     (431,525 and 206,656 shares, respectively)         3,960,676    3,709,305
   Cost of shares redeemed (1,028,940
     and 375,504 shares, respectively)                 (9,349,138)  (6,087,617)
                                                      -----------  -----------
       Net decrease in net assets derived
         from Fund share activities                    (5,287,628)  (2,040,459)
                                                      -----------  -----------
       TOTAL DECREASE                                 (10,500,531) (11,920,482)
NET ASSETS AT THE BEGINNING OF THE YEAR                12,265,325   24,185,807
                                                      -----------  -----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income
     of $2,675 and $0, respectively)                  $ 1,764,794  $12,265,325
                                                      -----------  -----------
                                                      -----------  -----------

*<F4> See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI AAM Palm Beach Total Return Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $14.02         $23.59         $23.36         $21.50         $16.86
Income from investment operations:
   Net investment income (loss) (a)<F5>                    0.06          (0.04)         (0.13)          0.10           0.23
   Net realized and unrealized
     (losses) gains on investments                        (1.33)         (5.64)          4.11           4.28           5.19
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (1.27)         (5.68)          3.98           4.38           5.42

Less distributions:
   Dividends from net investment income                      --             --          (0.02)         (0.17)         (0.25)
   Distributions from net realized gains                  (6.71)         (3.89)         (3.73)         (2.35)         (0.53)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (6.71)         (3.89)         (3.75)         (2.52)         (0.78)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 6.04         $14.02         $23.59         $23.36         $21.50
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                  (15.7%)        (27.0%)         20.8%          21.7%          33.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                      1,765         12,265         24,186         25,002         25,454
Ratio of expenses (after reimbursement)
  to average net assets (b)<F6>                            1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment income (loss)
  to average net assets (c)<F7>                            0.6%          (0.1%)         (0.6%)          0.4%           1.2%
Portfolio turnover rate                                  161.7%         120.3%          46.7%          32.9%          38.4%

(a)<F5> In 2002, net investment income per share is calculated using average shares outstanding. In prior years, net investment (loss) income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F6> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001, 2000, 1999 and 1998, as follows: 3.0%, 1.6%, 1.4%, 1.4% and 1.4%, respectively.
(c)<F7> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001, 2000, 1999 and 1998, as follows: (1.1%), (0.4%), (0.7%), 0.3% and 1.1%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund

                                                                   July 31, 2002

Dear Shareholder:

  Signs of increasing strength in the economy in March led to a rally in growth stocks. Investors hoped that managements' outlook comments accompanying the earnings reports in April would affirm sequential growth for the second quarter and stronger earnings gains for the second half of 2002. It did not happen. Too many companies reported that the second quarter outlook did not appear much better than the first quarter and many would not even comment on second half prospects.

  With valuations high on the current run rate of earnings, stocks began to
                              -------
  slide. Weakened investor confidence was further battered by the CEO and CFO resignations at Tyco Int'l., the accounting misrepresentations at WorldCom and Xerox, and insider trading allegations at ImClone Systems. Stocks dropped sharply. Investor trust has been shaken.

  In the second quarter, also reflecting terrorist concerns, the NASDAQ dropped 21% and the Russell 1000 Growth Index declined 19%. Managing the Fund in a risk sensitive manner was helpful in cushioning the decline. The Fund did not own any of the stocks mentioned above in the quarter and the portfolio declined less than the Index in the second quarter, first half and last three years.

          2002                    FUND            RUSSELL 1000 GROWTH
          ----                    ----            -------------------
          Second Quarter         -15.2%                  -18.7%
          First Half             -16.8%                  -20.8%
          Last 3 years           -24.7%                  -41.0%

  What is our investment outlook now? Growth in the economy moderated in the second quarter, as expected, to around 2%. Profits in aggregate likely showed some improvement. Consumers continue to experience income growth, employment is 94%, government spending is rising markedly, inventory reduction will likely become accumulation and capital spending should gradually revive. Inflation is low, productivity is high, the ten year US Treasury bond yields 4.7%, mortgage refinancing continues to lower consumers' costs and the U. S. financial system is solid. On balance, economists look for a stronger second half and accelerating earnings growth. When looking ahead to 2003 earnings probabilities, one derives a price/earnings ratio on the S&P 500 in the area of 17x. This valuation with low inflation is one from which investors have been able to achieve respectable returns historically.

  The biggest roadblock to higher stock prices is investor confidence and clarity of the earnings upturn. For reasons outlined above, we believe earnings acceleration will be apparent later this year. In respect to investor confidence, the timing of improvement is harder to gauge. The fact that the publicity of misdeeds by too many is now so widespread might mean that investor distrust is now "in the market" in respect to valuation. Surely corporate executives, accountants and their attorneys fully understand the message and will work to be sure accounting and reporting are sound. Further moves by the federal government to tighten laws, rules and penalties and the cessation of major new negative surprises will help. Unfortunately, there have been a number of periods like this in history where greed overcomes propriety and common sense. However, those incidents do pass as the markets and institutions respond. Eventually, fundamentals prevail.

  In respect to the Fund, the valuation is now the most attractive in some time, selling at 20 times our estimate for 2003 earnings. Importantly, the price/earnings ratio compared to the projected earnings growth rate is back to 1 to 1, down from 1.4 to 1 in mid-2000. While we are mindful of the many risks ahead, we believe opportunities are now more favorable than in some time.

Respectfully submitted,

/s/Clark J. Winslow

Clark J. Winslow
Portfolio Manager

FMI Winslow Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2002

  During the twelve months ended June 30, 2002, the stock market experienced extreme volatility. The Russell 1000 Growth Index dropped 19% in the third quarter of 2001, jumped 15% in the fourth quarter and slumped 19% in the second quarter of 2002. The economy likewise showed major variations in GDP growth, from -1% in the third quarter of 2001 to +6% in the first quarter of 2002. The primary causes of this volatility are the continuing deflation of the "Bubble" valuations in the stock market, the horrific 9/11 attack, the cyclical correction of excesses in the economy, profit declines and the malfeasance in some high profile corporations.

  In shepherding your Fund through this volatility, we managed to outperform the Russell 1000 Growth benchmark in three of the quarters and by about 4% over the four quarters. Although we are disappointed with a negative return, we are longer-term investors and realize long-term gains are accompanied by short-term pullbacks. Relative to the benchmark, we underperformed in the Capital Goods sector and the Consumer Staples/Media segment. This was more than offset by favorable stock selection in the large Healthcare and Technology sectors and an overweight in Financials.

  Economists are looking for stronger growth in the economy in the second half of this year with accelerating earnings gains. After the market decline, particularly in the most recent quarter, valuations have become much more reasonable. Using consensus earnings estimates for 2003, the S & P 500 is selling around 17x. In a period of low inflation, this is a valuation from which investors have historically been able to achieve favorable returns. Your Fund is now selling at about 1 times the projected earnings growth rate, an attractive valuation in our view. While we are mindful of the risks and the need to restore investors' confidence, we believe opportunities have become more attractive.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI WINSLOW GROWTH FUND,
        RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 500 STOCK INDEX

               FMI Winslow           Russell 1000           Standard & Poor's
   Date        Growth Fund       Growth Index**<F10>      500 Stock Index*<F9>
   ----        -----------       -------------------      --------------------
  7/1/95#<F8>     10,000                10,000                   10,000
 6/30/96          12,560                12,781                   12,620
 6/30/97          13,916                16,787                   16,999
 6/30/98          18,634                22,058                   22,150
 6/30/99          20,162                28,079                   27,200
 6/30/00          24,699                35,296                   29,158
 6/30/01          19,633                22,513                   24,855
 6/30/02          15,181                16,553                   20,367

#<F8>  inception date

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                 1-Year          5-Year                 7/01/95
                 ------          ------             ---------------
                 -22.5%           +1.7%                  +6.1%

  *<F9> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
**<F10> The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

FMI Winslow Growth Fund
STATEMENT OF NET ASSETS
June 30, 2002

SHARES OR
PRINCIPAL
  AMOUNT                                                   COST        VALUE
  ------                                                   ----        -----
LONG-TERM INVESTMENTS -- 98.2% (A)<F12>
COMMON STOCKS -- 98.2% (A)<F12>

CONSUMER CYCLICALS SECTOR -- 19.1%
----------------------------------
             BROADCASTING & CABLE -- 6.3%
    1,300    Clear Channel
               Communications, Inc.*<F11>               $   65,754  $   41,626
    1,900    Comcast Corp.
               Special Cl A NV*<F11>                        74,804      45,296
    1,000    Univision
               Communications Inc.*<F11>                    29,050      31,400
    3,200    Viacom Inc. Cl B*<F11>                        107,383     141,984
                                                        ----------  ----------
                                                           276,991     260,306

             MEDIA CONGLOMERATES -- 1.9%
    3,300    USA Interactive*<F11>                         102,840      77,385

             RETAIL-BUILDING SUPPLIES -- 3.3%
    2,100    Home Depot, Inc.                               37,344      77,133
    1,300    Lowe's Companies, Inc.                         39,099      59,020
                                                        ----------  ----------
                                                            76,443     136,153

             RETAIL-COMPUTER &
               ELECTRONICS -- 1.5%
    1,700    Best Buy Co., Inc.*<F11>                       62,678      61,710

             RETAIL-DEPARTMENT STORES -- 1.3%
      800    Kohl's Corp.*<F11>                             39,884      56,064

             RETAIL-GENERAL MERCHANTS -- 3.0%
    1,400    Costco Wholesale Corp.*<F11>                   44,969      54,068
    1,300    Wal-Mart Stores, Inc.                          38,979      71,513
                                                        ----------  ----------
                                                            83,948     125,581

             RETAIL-SPECIALTY -- 1.8%
    2,000    Bed Bath & Beyond Inc.*<F11>                   41,198      75,480

CONSUMER STAPLES SECTOR -- 5.5%
-------------------------------
             BEVERAGES-ALCOHOLIC -- 1.3%
    1,100    Anheuser-Busch
               Companies, Inc.                              53,640      55,000

             BEVERAGES-SOFT DRINK -- 1.6%
    1,400    PepsiCo, Inc.                                  68,949      67,480

             HOUSEHOLD PRODUCTS -- 2.6%
    1,300    Alberto-Culver Co. Cl. B                       62,660      62,140
      500    Procter & Gamble Co.                           45,732      44,650
                                                        ----------  ----------
                                                           108,392     106,790

ENERGY SECTOR -- 3.3%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 3.3%
    2,800    GlobalSantaFe Corp.                            86,889      76,580
    1,400    Weatherford
               International Ltd.*<F11>                     69,278      60,480
                                                        ----------  ----------
                                                           156,167     137,060

FINANCIALS SECTOR -- 16.3%
--------------------------
             CONSUMER FINANCE -- 4.4%
    1,100    Capital One Financial Corp.                    65,621      67,155
    3,500    MBNA Corp.                                     25,859     115,745
                                                        ----------  ----------
                                                            91,480     182,900

             FINANCIAL-DIVERSE -- 6.7%
    2,300    Citigroup Inc.                                104,816      89,125
    2,100    Fannie Mae                                    150,584     154,875
    1,000    John Hancock Financial
               Services, Inc.                               34,971      35,200
                                                        ----------  ----------
                                                           290,371     279,200

             INSURANCE-LIFE/HEALTH -- 1.2%
    1,600    AFLAC INC.                                     42,560      51,200

             INSURANCE-MULTILINE -- 3.1%
    1,850    American International
               Group, Inc.                                 141,495     126,225

             INVESTMENT BANKS/BROKERS -- 0.9%
      900    Merrill Lynch & Co., Inc.                      49,693      36,450

HEALTHCARE SECTOR -- 23.8%
--------------------------
             BIOTECHNOLOGY -- 0.4%
      400    Amgen Inc.*<F11>                               23,855      16,752

             DIVERSE -- 4.0%
    2,000    Johnson & Johnson                              93,036     104,520
    1,200    Wyeth                                          64,272      61,440
                                                        ----------  ----------
                                                           157,308     165,960

             DRUGS-MAJOR -- 4.6%
    1,800    King Pharmaceuticals, Inc.*<F11>               65,035      40,050
    4,300    Pfizer Inc.                                   149,579     150,500
                                                        ----------  ----------
                                                           214,614     190,550

             MANAGED CARE -- 5.1%
      800    Anthem, Inc.*<F11>                             54,560      53,984
    1,700    UnitedHealth Group Inc.                        93,602     155,635
                                                        ----------  ----------
                                                           148,162     209,619

             MEDICAL DISTRIBUTORS -- 2.8%
    1,850    Cardinal Health, Inc.                         115,140     113,609

             MEDICAL PRODUCTS & SUPPLIES -- 4.0%
    2,700    Baxter International Inc.                     131,237     120,015
    1,100    Medtronic, Inc.                                38,772      47,135
                                                        ----------  ----------
                                                           170,009     167,150

             SPECIALIZED SERVICES -- 2.9%
    2,500    AdvancePCS*<F11>                               70,827      59,850
    1,200    Express Scripts, Inc.*<F11>                    54,849      60,132
                                                        ----------  ----------
                                                           125,676     119,982

INDUSTRIALS SECTOR -- 13.7%
---------------------------
             DISTRIBUTION WHOLESALE -- 0.8%
      600    W.W. Grainger, Inc.                            34,050      30,060

             INDUSTRIAL CONGLOMERATE -- 3.7%
    5,300    General Electric Co.                          197,155     153,965

             SERVICES-DATA PROCESSING -- 9.2%
    1,600    The BISYS Group, Inc.*<F11>                    54,068      53,280
    2,400    Concord EFS, Inc.*<F11>                        59,312      72,336
    4,600    First Data Corp.                               99,038     171,120
    2,300    Fiserv, Inc.*<F11>                             95,729      84,433
                                                        ----------  ----------
                                                           308,147     381,169

TECHNOLOGY SECTOR -- 16.5%
--------------------------
             COMMUNICATION-EQUIPMENT -- 1.9%
    5,500    Cisco Systems Inc.*<F11>                       15,927      76,725

             COMPUTER HARDWARE -- 1.4%
    2,300    Dell Computer Corp.*<F11>                      56,133      60,122

             COMPUTER SOFTWARE/SERVICES -- 6.5%
    2,300    Intuit Inc.*<F11>                              82,384     114,356
    1,200    Mercury Interactive Corp.*<F11>                38,865      27,552
    2,300    Microsoft Corp.*<F11>                          37,225     125,810
                                                        ----------  ----------
                                                           158,474     267,718

             CONTRACT MANUFACTURING -- 0.7%
    1,300    Celestica Inc.*<F11>                           38,083      29,523

             ELECTRONICS-SEMICONDUCTORS -- 4.2%
    1,800    Linear Technology Corp.                        62,857      56,574
    1,100    QLogic Corp.*<F11>                             46,663      41,910
    4,290    Taiwan Semiconductor
               Manufacturing Co. Ltd.*<F11>                 62,859      55,770
      900    Texas Instruments Inc.                         21,165      21,330
                                                        ----------  ----------
                                                           193,544     175,584

             EQUIPMENT-SEMICONDUCTORS -- 0.8%
    1,800    Applied Materials, Inc.*<F11>                  27,200      34,236

             STORAGE -- 1.0%
    2,300    Brocade Communications
               Systems, Inc.*<F11>                          48,575      40,204
                                                        ----------  ----------
                 Total common stocks                     3,718,781   4,067,912
                                                        ----------  ----------
                 Total long-term
                   investments                           3,718,781   4,067,912

SHORT-TERM INVESTMENTS -- 4.3% (A)<F12>
             VARIABLE RATE DEMAND NOTE
 $180,169    Firstar Bank U.S.A., N.A.                     180,169     180,169
                                                        ----------  ----------
                 Total short-term
                   investments                             180,169     180,169
                                                        ----------  ----------
                 Total investments                      $3,898,950   4,248,081
                                                        ----------
                                                        ----------
             Liabilities, less cash and
               receivables -- (2.5%) (A)<F12>                         (103,819)
                                                                    ----------
                 Net Assets                                         $4,144,262
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($4,144,262 / 1,057,895
                   shares outstanding)                              $     3.92
                                                                    ----------
                                                                    ----------

  *<F11>   Non-income producing security.
(a)<F12>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002

INCOME:
   Dividends                                                       $    24,086
   Interest                                                              4,203
                                                                   -----------
       Total income                                                     28,289
                                                                   -----------

EXPENSES:
   Management fees                                                      49,525
   Registration fees                                                    23,210
   Professional fees                                                    18,137
   Administrative services                                              17,469
   Transfer agent fees                                                  11,700
   Custodian fees                                                        7,183
   Printing and postage expense                                          2,741
   Board of Directors fees                                               2,100
   Insurance expense                                                       442
   Other expenses                                                        1,757
                                                                   -----------
       Total expenses before reimbursement                             134,264
   Less expenses assumed by adviser                                    (69,882)
                                                                   -----------
       Net expenses                                                     64,382
                                                                   -----------
NET INVESTMENT LOSS                                                    (36,093)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                      (357,595)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (871,003)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,228,598)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,264,691)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2002 and June 30, 2001

                                                         2002          2001
                                                       --------      --------
OPERATIONS:
   Net investment loss                                $   (36,093) $   (57,217)
   Net realized (loss) gain on investments               (357,595)   1,317,999
   Net decrease in unrealized
     appreciation on investments                         (871,003)  (3,054,162)
                                                      -----------  -----------
       Net decrease in net assets
         resulting from operations                     (1,264,691)  (1,793,380)
                                                      -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($4.55624 per share)                                      --   (4,296,747)
                                                      -----------  -----------
       Total distributions                                     --   (4,296,747)
                                                      -----------  -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (64,101
     and 172,806 shares, respectively)                    291,854    1,160,251
   Net asset value of shares issued
     in distributions (443,535 shares)                         --    2,656,761
   Cost of shares redeemed (162,814
     and 505,377 shares, respectively)                   (743,378)  (4,017,814)
                                                      -----------  -----------
       Net decrease in net assets derived
         from Fund share activities                      (451,524)    (200,802)
                                                      -----------  -----------
       TOTAL DECREASE                                  (1,716,215)  (6,290,929)
NET ASSETS AT THE BEGINNING OF THE YEAR                 5,860,477   12,151,406
                                                      -----------  -----------
NET ASSETS AT THE END OF THE YEAR                     $ 4,144,262  $ 5,860,477
                                                      -----------  -----------
                                                      -----------  -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Winslow Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                            FOR THE YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $ 5.07         $11.62         $15.60         $17.85         $13.92
Income from investment operations:
   Net investment loss (a)<F13>                           (0.03)         (0.05)         (0.08)         (0.18)         (0.15)
   Net realized and unrealized
     (losses) gains on investments                        (1.12)         (1.94)          2.52           1.15           4.71
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (1.15)         (1.99)          2.44           0.97           4.56

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distributions from net realized gains                     --          (4.56)         (6.42)         (3.22)         (0.63)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --          (4.56)         (6.42)         (3.22)         (0.63)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 3.92         $ 5.07         $11.62         $15.60         $17.85
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                  (22.5%)        (20.5%)         22.5%           8.0%          33.9%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                      4,144          5,860         12,151         43,374         56,594
Ratio of expenses (after reimbursement)
  to average net assets (b)<F14>                           1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment loss
  to average net assets (c)<F15>                          (0.7%)         (0.7%)         (0.7%)         (0.7%)         (0.9%)
Portfolio turnover rate                                   70.6%         112.0%         123.9%          86.3%          93.3%

(a)<F13> In 2002, 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F14> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001 and 2000, 2.7%, 1.9% and 1.5%, respectively.
(c)<F15> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001 and 2000, (2.1%), (1.3%) and
          (0.9%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Bayer Emerging Growth Fund

                                                                   July 31, 2002

Dear Shareholder:

  The fiscal year ended June 30, has been as challenging an environment as we can remember. Having structured the portfolio for a modest economic recovery in early 2001, we were blindsided by the unprecedented terrorist attacks in September. While we fully participated in the fourth quarter 2001 rally, delivering better absolute returns has been difficult. Typically, stocks would be discounting a recovery in the economy at this point. However, equities have been negatively impacted by a combination of fundamental concerns, including subdued corporate earnings, ongoing geopolitical and terrorism worries, and continuing concerns about business ethics. Investor psychology continues to be buffeted by fears of more accounting scandals causing buyers to remain on the sidelines.

  The equity market appears to be poised at a crossroads. On a positive note, real gross domestic product grew 6.1% in the first quarter, aided in part by a need to replenish inventories that were overdrawn during the recession. Mid-year economic surveys show a consensus forecast of 2.5% real GDP growth in the second quarter, and 3.5% in the second half of 2002. Inflation is also expected to stay low, and the Fed is likely to maintain an accommodative policy for the time being. Consumer spending remains intact, and the housing market continues to be robust. Balancing the positive news, we note that capital spending remains weak, especially for information technology, and the market is concerned about U.S. budget deficits, unemployment rates approaching 6%, and the impact of a rising dollar.

  We still believe that the U.S. economy is highly resilient, and will steadily improve despite the issues cited above. Our legal and regulatory systems have proven quite capable of responding to the challenges of corporate governance oversight. We believe that corrective actions being put in place by the SEC, Congress, and other bodies, will set our capital markets on more solid footing for the future.

  Excellent investment opportunities arise when investor psychology is poor as attractive valuations are created during these periods. We note that the price-earnings multiple on the Fund is now below September 2001, post the sell off caused by the terrorist attacks, and approaching the lowest level since the Fund's inception. We remain focused on fundamental research and selecting high-quality growth companies with solid balance sheets for our clients.

  We appreciate your business, and look forward to a better second half to 2002.

                                    Sincerely,

                                    /s/Gail M. Knappenberger

                                    Gail M. Knappenberger
                                    Portfolio Manager

FMI Knappenberger Bayer Emerging Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2002

  For the fiscal year, the FMI Knappenberger Bayer Emerging Growth Fund declined 20.1% versus a 25.0% decline in the Russell 2000 Growth Index. The Nasdaq Composite lost 32.3% for the same period. Consumer stocks were the only broad sector to post positive returns over this time frame, as consumers have continued to spend throughout the economic downturn. We have been substantially overweight in the sector and had great success investing in Christopher & Banks, Chico's, Coach, Fred's, PETsMART, and Stage Stores. Unfortunately, positive results in this area merely helped to offset more negative returns elsewhere.

  Earnings disappointments have been a major component of the weak market. Many of our more cyclical holdings, which includes most of technology, were especially challenged. While we were underweight in the tech sector, very few stocks did better than the broad market, and virtually none had positive returns. Stocks that were particularly disappointing were Advent Software, Pemstar, and SonicWALL.

  Healthcare stocks, where we are modestly overweight, posted mixed results. While healthcare service stocks such as AMN Healthcare and Odyssey Healthcare had good returns, most medical device and specialty pharmaceutical stocks had negative returns in spite of solid fundamentals. Business service stocks also posted mixed results.

  Recent new stock purchases included CTI Molecular Imaging, a maker of diagnostic scanning equipment; PracticeWorks, which specializes in software to manage dental and orthodontic practices; and Dollar Thrifty Automotive Group, a leading value-priced, car rental company focused on the leisure market.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI KNAPPENBERGER BAYER
     EMERGING GROWTH FUND, RUSSELL 2000 INDEX AND RUSSELL 2000 GROWTH INDEX

              FMI Knappenberger Bayer      Russell 2000        Russell 2000
    Date        Emerging Growth Fund       Index*<F17>     Growth Index**<F18>
    ----        --------------------       -----------     -------------------
  9/30/1999#<F16>      10,000                 10,000              10,000
 12/31/1999            12,992                 11,844              13,339
  3/31/2000            13,791                 12,683              14,577
  6/30/2000            12,921                 12,203              13,503
  9/30/2000            14,570                 12,339              12,966
 12/31/2000            12,485                 11,486              10,347
  3/31/2001             9,308                 10,738               8,774
  6/30/2001            11,504                 12,273              10,351
  9/30/2001             8,276                  9,721               7,445
 12/31/2001            10,441                 11,771               9,392
  3/31/2002            10,279                 12,240               9,208
  6/30/2002             9,196                 11,218               7,762

#<F16>  inception date

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           AVERAGE ANNUAL TOTAL RETURN

                       1-Year         Since inception 9/30/99
                       ------         -----------------------
                       -20.1%                  -3.0%

  *<F17> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.
 **<F18> Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

FMI Knappenberger Bayer Emerging Growth Fund
STATEMENT OF NET ASSETS
June 30, 2002

SHARES OR
PRINCIPAL
  AMOUNT                                                 COST         VALUE
  ------                                                 ----         -----
LONG-TERM INVESTMENTS -- 98.7% (A)<F20>
COMMON STOCKS -- 98.7% (A)<F20>

CONSUMER GOODS SECTOR -- 42.3%
------------------------------
             EDUCATION SERVICES -- 5.7%
   12,900    Career Education Corp.*<F19>             $   428,980  $   580,500
   10,350    Education Management
               Corp.*<F19>                                368,266      421,555
   40,300    Princeton Review, Inc.*<F19>                 333,465      368,342
                                                      -----------  -----------
                                                        1,130,711    1,370,397

             HOTELS/MOTELS -- 2.2%
   41,750    Prime Hospitality Corp.*<F19>                459,612      542,333

             LEISURE TIME -- 2.3%
   20,150    SCP Pool Corp.*<F19>                         485,599      559,364

             RENTAL/LEASE SERVICE CONTRACTS -- 1.0%
    9,300    Dollar Thrifty Automotive
               Group, Inc.*<F19>                          221,960      240,870

             RESTAURANTS -- 1.8%
   18,450    Buca, Inc.*<F19>                             317,302      351,472
   11,500    Famous Dave's of
               America, Inc.*<F19>                        102,869       90,275
                                                      -----------  -----------
                                                          420,171      441,747

             RETAIL -- 21.4%
   18,675    Chico's FAS, Inc.*<F19>                      375,862      678,276
   12,525    Christopher & Banks Corp.*<F19>              317,145      529,807
   26,237    Fred's, Inc.                                 476,661      964,997
   22,550    GameStop Corp.*<F19>                         433,947      473,325
   27,500    Gart Sports Co.*<F19>                        734,105      783,475
   12,300    PETCO Animal
               Supplies, Inc.*<F19>                       247,505      306,393
   38,350    PETsMART, Inc.*<F19>                         404,561      611,683
   24,200    Stage Stores, Inc.*<F19>                     640,676      840,708
                                                      -----------  -----------
                                                        3,630,462    5,188,664

             SERVICES COMMERCIAL -- 5.3%
   19,433    ChoicePoint Inc.*<F19>                       617,625      883,619
   11,650    The Corporate Executive
               Board Co.*<F19>                            302,882      399,012
                                                      -----------  -----------
                                                          920,507    1,282,631

             TEXTILES-APPAREL MANUFACTURERS -- 2.6%
   11,500    Coach, Inc.*<F19>                            380,569      631,350

FINANCIAL SERVICES SECTOR -- 9.9%
---------------------------------
             BANKS -- 2.6%
   15,900    UCBH Holdings, Inc.                          494,600      604,359

             FINANCIAL DATA PROCESSING
               SERVICES & SYSTEMS -- 4.9%
   18,950    Advent Software, Inc.*<F19>                  814,714      487,015
   11,800    Fiserv, Inc.*<F19>                           536,107      433,178
   13,000    InterCept Inc.*<F19>                         376,465      269,360
                                                      -----------  -----------
                                                        1,727,286    1,189,553

             FINANCIAL SERVICES-DIVERSE -- 1.5%
   11,200    The BISYS Group, Inc.*<F19>                  276,703      372,960

             SAVINGS & LOANS -- 0.9%
   35,200    Bay View Capital Corp.*<F19>                 252,296      225,632

HEALTHCARE SECTOR -- 22.3%
--------------------------
             BIOTECHNOLOGY-RESEARCH & PRODUCTS -- 1.6%
   17,550    Integra LifeSciences
               Holdings*<F19>                             400,053      381,713

             DRUGS & PHARMACIES -- 4.5%
   14,600    Axcan Pharma Inc.*<F19>                      198,953      218,124
   30,950    First Horizon
               Pharmaceutical Corp.*<F19>                 412,496      640,355
    5,400    Medicis Pharmaceutical
               Corp.*<F19>                                239,387      230,904
                                                      -----------  -----------
                                                          850,836    1,089,383

             ELECTRONICS-MEDICAL SYSTEMS -- 0.7%
    7,450    CTI Molecular
               Imaging, Inc.*<F19>                        129,870      170,903

             HEALTHCARE FACILITIES -- 3.9%
   15,200    American Healthways, Inc.*<F19>              336,753      270,560
   18,750    Odyssey Healthcare, Inc.*<F19>               377,756      673,688
                                                      -----------  -----------
                                                          714,509      944,248

             HEALTHCARE SERVICES -- 3.6%
    6,400    Accredo Health, Inc.*<F19>                   219,445      295,296
   26,550    Province Healthcare Co.*<F19>                508,629      593,658
                                                      -----------  -----------
                                                          728,074      888,954

             MEDICAL DENTAL INSTRUMENT SUPPLY -- 4.7%
   18,400    American Medical Systems
               Holdings, Inc.*<F19>                       425,253      369,104
    9,500    Diagnostic Products Corp.                    427,153      351,500
    9,500    Respironics, Inc.*<F19>                      275,162      323,475
   12,400    Thoratec Corp.*<F19>                         181,063      111,476
                                                      -----------  -----------
                                                        1,308,631    1,155,555

             MEDICAL SERVICES -- 1.6%
    7,100    DIANON Systems, Inc.*<F19>                   425,154      379,282

             MISCELLANEOUS HEALTHCARE -- 1.7%
   11,750    AMN Healthcare
               Services, Inc.*<F19>                       278,278      411,367

MATERIALS & PROCESSING SECTOR -- 2.3%
-------------------------------------
             CONTAINERS & PACKAGING-METAL/GLASS -- 1.1%
   15,650    Mobile Mini, Inc.*<F19>                      430,245      267,615

             METAL FABRICATING -- 1.2%
   14,150    Intermagnetics General
               Corp.*<F19>                                383,798      285,830

PRODUCER DURABLES SECTOR -- 2.2%
--------------------------------
             PRODUCTION TECHNOLOGY EQUIPMENT -- 2.2%
    4,300    Brooks-PRI
               Automation, Inc.*<F19>                     156,128      109,908
   17,200    FEI Co.*<F19>                                492,017      421,572
                                                      -----------  -----------
                                                          648,145      531,480

TECHNOLOGY SECTOR -- 19.7%
--------------------------
             COMPUTER SERVICES/SOFTWARE
               & SYSTEMS -- 12.3%
   29,450    HPL Technologies, Inc.*<F19>                 380,935      443,517
    6,350    JDA Software Group, Inc.*<F19>               195,453      179,451
   20,750    Magma Design
               Automation, Inc.*<F19>                     427,212      348,600
   25,000    Manhattan Associates, Inc.*<F19>             709,392      804,000
    1,900    MTC Technologies, Inc.*<F19>                  32,300       37,050
   25,250    Plumtree Software, Inc.*<F19>                201,838      125,745
   15,950    PracticeWorks, Inc.*<F19>                    256,778      294,277
    9,950    Quest Software, Inc.*<F19>                   122,708      144,574
   58,150    SonicWALL, Inc.*<F19>                        733,873      291,913
   18,250    Verisity Ltd.*<F19>                          336,280      316,455
                                                      -----------  -----------
                                                        3,396,769    2,985,582

             COMPUTER TECHNOLOGY -- 2.6%
   13,500    ManTech International Corp.*<F19>            248,037      323,865
   17,450    Tier Technologies, Inc. Cl B*<F19>           348,177      310,959
                                                      -----------  -----------
                                                          596,214      634,824

             ELECTRONICS -- 2.0%
   18,700    Semtech Corp.*<F19>                          542,784      499,290

             ELECTRONICS-SEMICONDUCTORS -- 2.8%
   20,200    Microsemi Corp.*<F19>                        530,610      133,320
   26,600    Microtune, Inc.*<F19>                        487,487      237,006
   29,300    O2Micro International Ltd.*<F19>             553,377      303,255
                                                      -----------  -----------
                                                        1,571,474      673,581
                                                      -----------  -----------
                 Total common stocks                   22,805,310   23,949,467
                                                      -----------  -----------
                 Total long-term
                   investments                         22,805,310   23,949,467

SHORT-TERM INVESTMENTS -- 1.4% (A)<F20>
             VARIABLE RATE DEMAND NOTE
 $350,417    Firstar Bank U.S.A., N.A.                    350,417      350,417
                                                      -----------  -----------
                 Total short-term
                   investments                            350,417      350,417
                                                      -----------  -----------
                 Total investments                    $23,155,727   24,299,884
                                                      -----------
                                                      -----------
             Liabilities, less cash and
               receivables -- (0.1%) (A)<F20>                          (29,827)
                                                                   -----------
                 Net Assets                                        $24,270,057
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($24,270,057 / 2,669,690
                   shares outstanding)                             $      9.09
                                                                   -----------
                                                                   -----------

  *<F19>  Non-income producing security.
(a)<F20>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Bayer Emerging Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002

INCOME:
   Dividends                                                       $     8,364
   Interest                                                             20,107
                                                                   -----------
       Total income                                                     28,471
                                                                   -----------
EXPENSES:
   Management fees                                                     192,196
   Administrative services                                              45,741
   Registration fees                                                    24,170
   Printing and postage expense                                         21,763
   Professional fees                                                    19,950
   Transfer agent fees                                                  16,818
   Custodian fees                                                       10,670
   Board of Directors fees                                               2,100
   Insurance expense                                                     1,289
   Other expenses                                                        1,838
                                                                   -----------
       Total expenses before reimbursement                             336,535
   Less expenses assumed by adviser                                    (86,942)
                                                                   -----------
       Net expenses                                                    249,593
                                                                   -----------
NET INVESTMENT LOSS                                                   (221,122)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (2,284,213)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (1,420,387)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (3,704,600)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(3,925,722)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2002 and June 30, 2001

                                                         2002          2001
                                                       --------      --------
OPERATIONS:
   Net investment loss                                $  (221,122) $  (108,445)
   Net realized loss on investments                    (2,284,213)  (1,469,902)
   Net (decrease) increase in unrealized
     appreciation on investments                       (1,420,387)     459,301
                                                      -----------  -----------
       Net decrease in net assets
         resulting from operations                     (3,925,722)  (1,119,046)
                                                      -----------  -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,858,460
     and 457,981 shares, respectively)                 18,066,732    5,069,489
   Cost of shares redeemed (536,070
     and 10,451 shares, respectively)                  (5,191,298)    (120,970)
                                                      -----------  -----------
       Net increase in net assets
         derived from Fund share activities            12,875,434    4,948,519
                                                      -----------  -----------
       TOTAL INCREASE                                   8,949,712    3,829,473

NET ASSETS AT THE BEGINNING OF THE YEAR                15,320,345   11,490,872
                                                      -----------  -----------
NET ASSETS AT THE END OF THE YEAR                     $24,270,057  $15,320,345
                                                      -----------  -----------
                                                      -----------  -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Knappenberger Bayer Emerging Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                                 FOR THE YEARS           FOR THE PERIOD FROM
                                                                                ENDED JUNE 30,       SEPTEMBER 30, 1999+<F21> TO
                                                                              2002           2001           JUNE 30, 2000
                                                                            --------       --------  ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                         $11.37         $12.77              $10.00
Income from investment operations:
   Net investment loss (a)<F24>                                               (0.11)         (0.12)              (0.06)
   Net realized and unrealized (losses) gains on investments                  (2.17)         (1.28)               2.97
                                                                             ------         ------              ------
Total from investment operations                                              (2.28)         (1.40)               2.91

Less distributions:
   Dividend from net investment income                                           --             --                 --
   Distribution from net realized gains                                          --             --               (0.14)
                                                                             ------         ------              ------
Total from distributions                                                         --             --               (0.14)
                                                                             ------         ------              ------
Net asset value, end of period                                               $ 9.09         $11.37              $12.77
                                                                             ------         ------              ------
                                                                             ------         ------              ------
TOTAL INVESTMENT RETURN                                                      (20.1%)        (11.0%)              29.2%*<F22>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                       24,270         15,320              11,491
Ratio of expenses (after reimbursement) to average net assets (b)<F25>         1.3%           1.3%                1.3%**<F23>
Ratio of net investment loss to average net assets (c)<F26>                   (1.1%)         (1.0%)              (0.8%)**<F23>
Portfolio turnover rate                                                       68.2%         146.9%               91.5%

  +<F21>   Commencement of operations.
  *<F22>   Not annualized.
 **<F23>   Annualized.
(a)<F24> In 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F25> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2002 and 2001 and for the period September 30, 1999+<F21> to June 30, 2000, 1.8%, 1.7% and
           1.7%**<F23>, respectively.
(c)<F26> If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2002 and 2001 and for the period September 30, 1999+<F21> to June 30, 2000, (1.6%), (1.4%) and
           (1.2%)**<F23>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund

                                                                   July 31, 2002

Dear Shareholder:

  A year ago we wrote to you and stated that after a period of irrational/bubble-type behavior we believed the market was moving to a more rational stance. It appeared as though the stock market was becoming more valuation driven and fundamentally based. The events of September 11th changed that. Today we are faced with ongoing terrorist threats combined with an economy that is suffering from the technology "hangover" of the past several years and the surfacing of corporate fraud and accounting shenanigans. The sum of these factors equates to an "irrational" and challenging environment.

  The types of companies that we invest in have fared pretty well in this environment. While much of the mis-valuation these companies suffered in the late 1990's has been repaired, we have experienced a general decline over the past several months. We believe that some resolution of the current challenges to security prices will go a long way to restoring and continuing the upward trend we have enjoyed from investing in small capitalization value stocks the past two years.

  We continue to believe that a consistent and patient approach to valuing companies and paying a reasonable price for investments will generate excellent returns over time. At the moment, we seem to be in an environment where investors clearly have chosen to focus on the bad news while ignoring positive developments. This has created opportunities to add to existing holdings at favorable prices as well as finding new investments for our portfolio.

  As of July 29, 2002 our Board of Directors declared distributions of $0.002521 per share from net investment income, $0.61473 per share from net short-term gains and $0.95766 per share from net long-term capital gains, payable July 30, 2002, to shareholders of record on July 26, 2002.

  We appreciate your patience and support as long-term investors, particularly during the challenging environments of the last few years.

Sincerely,

   /s/Richard W. Jensen             /s/Elizabeth M. Lilly

   Richard W. Jensen                Elizabeth M. Lilly
   Portfolio Manager                Portfolio Manager

FMI Woodland Small Capitalization Value Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2002

  The strong absolute and relative return earned by the Fund in the fiscal year ending 2001 continued this past year, but at a more moderate rate. Your portfolio for the year ended June 30, 2002 was up 14.7% versus a decline of 8.6% for the Russell 2000 Index. Calendar year-to-date your portfolio is up 10.9% versus a decline in the Russell 2000 of 4.7%.

  The tragic events of September 11th caused extreme volatility in the markets and stock prices and very few companies in the portfolio escaped the indiscriminate pricing environment. As a result, there was little differentiation between the underlying values of respective companies. During that turbulent period we rigorously examined our investments, re-worked our assumptions, visited extensively with the various management teams and reviewed our internal financial forecasts for the portfolio companies. We changed the portfolio and position sizes where we deemed appropriate based on the opportunities the market was giving us. Over the next several months the portfolio recovered much quicker than we expected. The dramatic recovery in the stock prices of some of the holdings in your portfolio, beyond what we believe to be their intrinsic value, has caused us to sell some of our investments. Currently, we have 51 issues in the portfolio.

  Over the past year, we benefited from several successful investments. Two holdings, Pennzoil-Quaker State and Ivex Packaging, were subject to tender offers at material premiums to their market price by outside bidders. Pennzoil was taken over by Royal Dutch/Shell Group at $22 per share, a price we deemed to be more than reasonable. Jim Postl and his management team did an excellent job turning Pennzoil around and realizing value for shareholders. Ivex's strong market position within a consolidating packaging industry led us to believe it would only be a matter of time before they would be acquired. Alcoa acquired Ivex for $23.50.

  Two significant contributors to the portfolio performance over the past year were The Sports Authority and Moore Corporation. The Sports Authority, which appreciated over 200%, is the nation's largest sports retailer and is in the midst of a spectacular resurgence led by CEO Marty Hanaka. Moore Corporation, which was up over 100%, has an excellent management team led by CEO Bob Burton and is in the early stages of a dramatic turnaround. Also contributing to the strong performance was Alliant Techsystems. They benefited from the surge in military defense spending. We were disappointed in three investments where losses were sustained and results didn't meet expectations - Provell, Value City, and Covanta - all three were sold out of the portfolio.

  The environment remains very challenging as we begin the new fiscal year. Continuing terrorist threats, a slowly recovering but fragile economy, and the further uncovering of corporate fraud and accounting scandals all suggest that we clearly have our work cut out for us again this year.

  We continue to remain committed to our investment philosophy of following a rigorous bottom-up strategy which focuses on identifying fundamentally strong businesses with excellent management teams that are undervalued by the market.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI WOODLAND SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

                         FMI Woodland Small
        Date         Capitalization Value Fund       Russell 2000 Index*<F28>
        ----         -------------------------       ------------------------
      9/16/96*<F27             10,000                         10,000
      9/30/96                   9,850                         10,128
     12/31/96                  10,908                         10,655
      3/31/97                  10,517                         10,104
      6/30/97                  12,251                         11,742
      9/30/97                  13,847                         13,489
     12/31/97                  13,209                         13,030
      3/31/98                  14,168                         14,346
      6/30/98                  13,683                         13,672
      9/30/98                  10,387                         10,917
     12/31/98                  12,698                         12,698
      3/31/99                  11,446                         12,009
      6/30/99                  13,523                         13,877
      9/30/99                  12,790                         13,000
     12/31/99                  12,704                         15,397
      3/31/00                  12,048                         16,487
      6/30/00                  11,924                         15,864
      9/30/00                  12,473                         16,040
     12/31/00                  12,938                         14,932
      3/31/01                  13,105                         13,960
      6/30/01                  14,566                         15,954
      9/30/01                  12,750                         12,638
     12/31/01                  15,072                         15,303
      3/31/02                  17,212                         15,912
      6/30/02                  16,711                         14,583

#<F27>  inception date 9/16/96

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                 1-Year            5-Year               9/16/96
                 ------            ------           ---------------
                 +14.7%             +6.4%                +9.3%

*<F28> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF NET ASSETS
June 30, 2002

 SHARES OR
 PRINCIPAL
  AMOUNT                                                 COST         VALUE
  ------                                                 ----         -----
LONG-TERM INVESTMENTS -- 91.6% (A)<F30>
COMMON STOCKS -- 91.6% (A)<F30>

BASIC MATERIALS SECTOR -- 11.6%
-------------------------------
              CHEMICALS-SPECIALTY -- 7.5%
    25,100    Cytec Industries Inc.*<F29>             $   765,892  $   789,144
    39,100    H.B. Fuller Co.                             838,803    1,145,239
    92,500    Material Sciences Corp.*<F29>             1,120,685    1,296,850
                                                      -----------  -----------
                                                        2,725,380    3,231,233

              CONSTRUCTION/CEMENT -- 1.6%
    21,900    Texas Industries, Inc.                      676,492      689,631

              CONTAINERS & PACKAGING -- 2.5%
    93,700    Crown Cork & Seal
                Company, Inc.*<F29>                       799,605      641,845
    19,400    Ivex Packaging Corp.*<F29>                  263,171      441,738
                                                      -----------  -----------
                                                        1,062,776    1,083,583

CAPITAL GOODS SECTOR -- 14.3%
-----------------------------
              AEROSPACE/DEFENSE -- 1.0%
     6,675    Alliant Techsystems Inc.*<F29>               83,504      425,865

              MACHINERY-DIVERSE -- 2.8%
    36,100    National Service
                Industries, Inc.                          361,618      324,900
    21,600    Tennant Co.                                 896,042      855,360
                                                      -----------  -----------
                                                        1,257,660    1,180,260

              MANUFACTURER-DIVERSE -- 4.0%
   141,400    BMC Industries, Inc.                        222,407      135,744
    21,300    Graco Inc.                                  162,530      535,482
    22,100    Pentair, Inc.                               731,168    1,062,568
                                                      -----------  -----------
                                                        1,116,105    1,733,794

              MANUFACTURER-SPECIALTY -- 1.1%
    17,700    Albany International Corp.                  233,168      476,307

              OFFICE EQUIPMENT & SUPPLIES -- 5.4%
    19,200    HON INDUSTRIES Inc.                         433,203      522,624
    52,900    Mail-Well, Inc.*<F29>                       312,149      275,080
    79,200    Moore Corporation Ltd.*<F29>                474,141      909,216
    20,400    United Stationers Inc.*<F29>                602,583      620,160
                                                      -----------  -----------
                                                        1,822,076    2,327,080

CONSUMER CYCLICALS SECTOR -- 32.2%
----------------------------------
              AUTOMOBILES -- 1.6%
    35,700    Insurance Auto
                Auctions, Inc.*<F29>                      663,021      696,150

              BUILDING MATERIALS -- 1.4%
    13,500    Hughes Supply, Inc.                         336,795      606,150

              HARDWARE & TOOLS -- 1.2%
     9,300    The Toro Co.                                284,286      528,612

              LEISURE TIME-PRODUCTS -- 4.4%
    42,900    Brunswick Corp.                             812,172    1,201,200
    49,500    Hasbro, Inc.                                610,133      671,220
                                                      -----------  -----------
                                                        1,422,305    1,872,420

              PUBLISHING-NEWSPAPER -- 2.8%
   100,100    Hollinger International Inc.              1,461,130    1,201,200

              RETAIL-DEPARTMENT STORES -- 3.2%
    85,800    Charming Shoppes, Inc.*<F29>                633,006      741,312
    23,600    Dillard's, Inc.                             384,354      620,444
                                                      -----------  -----------
                                                        1,017,360    1,361,756

              RETAIL-SPECIALTY -- 3.1%
    47,600    Office Depot, Inc.*<F29>                    365,180      799,680
    46,300    The Sports Authority, Inc.*<F29>            135,106      525,968
                                                      -----------  -----------
                                                          500,286    1,325,648

              SERVICES-COMMERCIAL & CONSUMER -- 13.1%
    44,900    Ceridian Corp.*<F29>                        829,077      852,202
    56,700    Dollar Thrifty Automotive
                Group, Inc.*<F29>                         950,405    1,468,530
    51,600    Pittston Brink's Group                      923,436    1,238,400
    81,900    The ServiceMaster Co.                       915,048    1,123,668
    36,700    Viad Corp.                                  907,615      954,200
                                                      -----------  -----------
                                                        4,525,581    5,637,000

              TEXTILES-APPAREL -- 1.4%
    36,800    Paxar Corp.*<F29>                           518,264      616,400

CONSUMER STAPLES SECTOR -- 15.1%
--------------------------------
              ENTERTAINMENT -- 2.4%
    47,300    Gaylord Entertainment Co.*<F29>           1,207,421    1,042,965

              HOUSEHOLD PRODUCTS -- 1.6%
    21,200    Church & Dwight Co., Inc.                   690,856      664,196

              PERSONAL CARE -- 2.2%
    21,000    Alberto-Culver Co.                          619,195      948,780

              RESTAURANTS -- 2.8%
    43,400    Triarc Companies, Inc.*<F29>              1,131,454    1,197,840

              RETAIL-FOOD CHAINS -- 4.5%
    40,200    Pathmark Stores, Inc.*<F29>                 826,717      756,162
    71,800    Wild Oats Markets, Inc.*<F29>               723,483    1,155,980
                                                      -----------  -----------
                                                        1,550,200    1,912,142

              SPECIALTY PRINTING -- 1.6%
    45,600    Bowne & Co., Inc.                           560,250      672,144

ENERGY SECTOR -- 1.7%
---------------------
              OIL & GAS-DRILLING & EQUIPMENT -- 1.7%
    69,800    Key Energy Services, Inc.*<F29>             685,960      732,900

FINANCIALS SECTOR -- 8.4%
-------------------------
              BANKS-MAJOR REGIONAL -- 4.2%
    22,600    TCF Financial Corp.                         437,210    1,109,660
    20,250    Wintrust Financial Corp.                    324,690      700,043
                                                      -----------  -----------
                                                          761,900    1,809,703

              FINANCIAL-DIVERSE -- 4.2%
    34,000    GATX Corp.                                1,135,452    1,023,400
    41,900    Phoenix Companies, Inc.                     749,548      768,865
                                                      -----------  -----------
                                                        1,885,000    1,792,265

HEALTHCARE SECTOR -- 1.4%
-------------------------
              SPECIALIZED SERVICES -- 1.4%
       287    Accredo Health, Inc.*<F29>                   14,893       13,242
    26,700    Apria Healthcare
                Group Inc.*<F29>                          631,484      598,080
                                                      -----------  -----------
                                                          646,377      611,322

TECHNOLOGY SECTOR - 2.8%
------------------------
              COMPUTER SOFTWARE/SERVICES -- 1.0%
    24,000    Intergraph Corp.*<F29>                      453,310      418,565

              ELECTRONICS-SEMICONDUCTORS -- 1.8%
    69,900    Axcelis Technologies, Inc.*<F29>            941,892      789,870

TRANSPORTATION SECTOR -- 1.2%
-----------------------------
              AIRLINES -- 1.2%
    43,200    Northwest Airlines Corp.*<F29>              746,126      520,992

UTILITIES SECTOR -- 2.9%
------------------------
              ELECTRIC COMPANIES -- 2.9%
    46,000    ALLETE, Inc.                              1,056,530    1,246,600
                                                      -----------  -----------
                  Total common stocks                  32,642,660   39,353,373
                                                      -----------  -----------
                  Total long-term
                    investments                        32,642,660   39,353,373

SHORT-TERM INVESTMENTS -- 6.0% (A)<F30>
              VARIABLE RATE DEMAND NOTES
$1,995,000    Firstar Bank U.S.A., N.A.                 1,995,000    1,995,000
   163,000    Wisconsin Corporate
                Central Credit Union                      163,000      163,000
   439,988    Wisconsin Electric
                Power Co.                                 439,988      439,988
                                                      -----------  -----------
                  Total short-term
                    investments                         2,597,988    2,597,988
                                                      -----------  -----------
                  Total investments                   $35,240,648   41,951,361
                                                      -----------
                                                      -----------
              Cash and receivables, less
                liabilities -- 2.4% (A)<F30>                         1,012,240
                                                                   -----------
                  Net Assets                                       $42,963,601
                                                                   -----------
                                                                   -----------
                  Net Asset Value Per Share
                    ($0.01 par value 300,000,000
                    shares authorized), offering
                    and redemption price
                    ($42,963,601 / 2,736,088
                    shares outstanding)                            $     15.70
                                                                   -----------
                                                                   -----------

  *<F29>   Non-income producing security.
(a)<F30>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002

INCOME:
   Dividends                                                        $  491,978
   Interest                                                             21,803
                                                                    ----------
       Total income                                                    513,781
                                                                    ----------

EXPENSES:
   Management fees                                                     394,483
   Administrative services                                              71,306
   Registration fees                                                    22,945
   Professional fees                                                    21,992
   Transfer agent fees                                                  20,983
   Custodian fees                                                       20,129
   Printing and postage expense                                          8,879
   Insurance expense                                                     3,370
   Board of Directors fees                                               2,100
   Amortization of organizational expenses                               1,243
   Other expenses                                                        2,337
                                                                    ----------
       Total expenses before reimbursement                             569,767
   Less expenses assumed by adviser                                    (61,807)
                                                                    ----------
       Net expenses                                                    507,960
                                                                    ----------
NET INVESTMENT INCOME                                                    5,821
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     5,278,440
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 (31,402)
                                                                    ----------
NET GAIN ON INVESTMENTS                                              5,247,038
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $5,252,859
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2002 and June 30, 2001

                                                         2002          2001
                                                        ------        ------
OPERATIONS:
   Net investment income                              $     5,821  $    57,681
   Net realized gain on investments                     5,278,440    1,968,222
   Net (decrease) increase in unrealized
     appreciation on investments                          (31,402)   5,320,327
                                                      -----------  -----------
       Net increase in net assets
         resulting from operations                      5,252,859    7,346,230
                                                      -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income
     ($0.02942 per share)                                      --      (87,728)
   Distributions from net realized gains
     ($0.28643 and $0.16740 per share, respectively)     (764,486)    (493,327)
                                                      -----------  -----------
       Total distributions                               (764,486)*   (581,055)
                                                                <F31>
                                                      -----------  -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (371,080 and
     311,372 shares, respectively)                      5,589,145    3,924,631
   Net asset value of shares issued in
     distributions (36,747 and 42,141
     shares, respectively)                                522,538      494,040
   Cost of shares redeemed (412,036 and
     775,103 shares, respectively)                     (5,885,746)  (9,665,878)
                                                      -----------  -----------
       Net increase (decrease) in net assets
         derived from Fund share activities               225,937   (5,247,207)
                                                      -----------  -----------
       TOTAL INCREASE                                   4,714,310    1,517,968

NET ASSETS AT THE BEGINNING OF THE YEAR                38,249,291   36,731,323
                                                      -----------  -----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income
  of $6,751 and $0, respectively)                     $42,963,601  $38,249,291
                                                      -----------  -----------
                                                      -----------  -----------

*<F31>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Woodland Small Capitalization Value Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                       FOR THE YEARS ENDED JUNE 30,
                                                    ------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                    ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                  $13.96         $11.62         $13.28         $13.56         $12.23
Income from investment operations:
   Net investment income (loss)                         --           0.05           0.01          (0.03)         (0.01)
   Net realized and unrealized
     gain (loss) on investments                       2.03           2.49          (1.58)         (0.14)          1.43
                                                    ------         ------         ------         ------         ------
Total from investment operations                      2.03           2.54          (1.57)         (0.17)          1.42

Less distributions:
   Dividends from net investment income                 --          (0.03)            --             --          (0.00)
   Distributions from net realized gains             (0.29)         (0.17)         (0.09)         (0.11)         (0.09)
                                                    ------         ------         ------         ------         ------
Total from distributions                             (0.29)         (0.20)         (0.09)         (0.11)         (0.09)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $15.70         $13.96         $11.62         $13.28         $13.56
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                              14.7%          22.2%         (11.8%)         (1.2%)         11.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                42,964         38,249         36,731         53,810         62,139
Ratio of expenses (after reimbursement)
  to average net assets (a)<F32>                      1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment income (loss)
  to average net assets (b)<F33>                      0.0%           0.2%           0.1%          (0.2%)         (0.1%)
Portfolio turnover rate                              56.8%          65.4%          57.3%          29.2%          35.5%

 (a)<F32> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2002, 2001 and 2000, the ratios would have been 1.4%, 1.4% and 1.3%, respectively.
 (b)<F33> If the Fund had paid all of its expenses for the years ending June 30, 2002, 2001 and 2000, the ratios would have been (0.1%), 0.1% and 0.1%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Sasco Contrarian Value Fund

                                                                   July 31, 2002

Dear Shareholder:

     We are very pleased to report that despite a very difficult market environment, the FMI Sasco Contrarian Value Fund posted very strong performance, both in absolute and relative terms. For the 12-month period just ended, the Fund is +8.9% versus the Russell Mid-Cap -9.2%. The market's return to a more level playing field, following the technology bubble burst, has favored value stocks in general and our contrarian value stockpicking style in particular.
Our highly disciplined approach of investing in undervalued companies that are successfully improving operations, restructuring their asset base, cutting costs and improving their balance sheets, continued to reward us.

     Undoubtedly, the past year has been a most trying one for investors. Waning confidence in corporate integrity, weak corporate profits and mounting geopolitical risks caused all the major indices to suffer severe declines. The quarter just ended was one of the most grueling quarters for the broad market and the carnage is continuing well into July. However, as investment veterans with a long history in both bull and bear markets, we recognize that while such bear markets are painful, they do provide great long-term investment opportunities.

     We remain highly focused on managing the risk in the portfolio by selling/trimming stocks that reach our price targets and recycling the proceeds into new undervalued companies. Our research continues to uncover companies that are selling at a discount to their asset value, with capable management at the helm to restructure/transform the company and unleash higher earnings that ultimately lead to higher stock prices. We believe the portfolio's current risk/reward profile is very attractive and offers significant long-term appreciation potential.

     We appreciate all of your support and interest in the Fund and look forward to providing you with favorable investment returns over the long term.

Respectively Submitted,

/s/Bruce D. Bottomley            /s/Daniel L. Leary

Bruce D. Bottomley               Daniel L. Leary
Portfolio Manager                Portfolio Manager

FMI Sasco Contrarian Value Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2002

  The Fund invests in undervalued, underperforming companies selling at a large discount to asset value and future earning power, where there is an unrecognized "jewel", or growth business, masked by underachieving low return businesses. These companies have the potential to significantly appreciate in value when talented, motivated management unlocks the earning power through operational improvements, asset sales, spin-offs, debt reduction, strategic acquisitions and share buybacks, leading to higher profitability and a higher stock price.

  The FMI Sasco Contrarian Value Fund posted a very strong 12-month return, up +8.9%, in sharp contrast to the Russell Mid-Cap return of -9.2%. Portfolio holdings in the Consumer Cyclical/Staples and Capital Goods sectors contributed meaningfully to performance, as did our lack of exposure to underperforming market sectors, notably, technology, telecom and healthcare.

  Several of our large positions posted very strong gains. Leading the performance were Big Lots (off-price retailer), Pactiv (consumer packaging products), Fortune Brands (diversified consumer goods) and Lear Corp. (automotive supplier). These companies benefited from financial and operational improvements under the leadership of very capable managements who are intent on unlocking value, unleashing higher earnings and achieving higher prices for their stocks. Over the course of the year, we sold a number of our winners as they achieved our price targets. These included Ball Corp., Navistar, and TJX Companies. All had appreciated strongly, reflecting improved fundamentals. In addition, we also sold our position in TRW, a combination aerospace/defense and auto parts company, which received a takeover bid from Northrop Grumman. We realized significant gains from all these sales and have recycled the proceeds into new undervalued restructuring candidates.

  We continued to take advantage of the market's volatility to trim/add to existing positions with great focus on managing the risk in the portfolio. The Fund remained fully invested with the top 20 names representing over 75% of the portfolio.

  Notwithstanding the gloom surrounding the economy and stock market, our long years of investment experience have taught us that though recessions and bear markets wreak havoc upon companies and investors alike, they do create great opportunities. We intend to take full advantage of these opportunities and expect the Fund to continue to perform relatively well in the tough environment we foresee.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            FMI SASCO CONTRARIAN VALUE FUND AND RUSSELL MIDCAP INDEX

     Date        FMI Sasco Contrarian Value Fund    Russell Midcap Index*<F35>
     ----        -------------------------------    --------------------------
   12/30/97#<F34>            10,000                            10,000
   12/31/97                  10,030                            10,026
    3/31/98                  10,780                            11,110
    6/30/98                  10,410                            10,942
    9/30/98                   8,611                             9,320
   12/31/98                   9,121                            11,039
    3/31/99                   8,465                            10,987
    6/30/99                   9,860                            12,180
    9/30/99                   9,179                            11,134
   12/31/99                   9,060                            13,053
    3/31/00                   8,986                            14,368
    6/30/00                   9,218                            13,720
    9/30/00                  10,134                            14,655
   12/31/00                  11,926                            14,129
    3/31/01                  11,979                            12,646
    6/30/01                  12,903                            13,852
    9/30/01                  11,477                            11,378
   12/31/01                  13,338                            13,335
    3/31/02                  14,795                            13,901
    6/30/02                  14,050                            12,574

#<F34>  inception date 12/30/97

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year          Since inception 12/30/97
                      ------          ------------------------
                      +8.9%                    +7.8%

*<F35> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

FMI Sasco Contrarian Value Fund
STATEMENT OF NET ASSETS
June 30, 2002

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
  ------                                                  ----         -----
LONG-TERM INVESTMENTS -- 93.6% (A)<F37>
COMMON STOCKS -- 93.6% (A)<F37>

BASIC MATERIALS SECTOR -- 21.6%
-------------------------------
             CHEMICALS -- 4.7%
    10,847   Methanex Corp.*<F36>                      $   55,551   $   89,596
     6,900   NOVA Chemicals Corp.                         140,620      155,526
                                                       ----------   ----------
                                                          196,171      245,122

             CHEMICALS-DIVERSE -- 2.4%
     4,200   FMC Corp.*<F36>                              168,472      126,714

             CHEMICALS-SPECIALTY -- 2.9%
    13,200   Hercules Inc.*<F36>                          261,485      153,120

             CONTAINERS & PACKAGING -- 4.8%
     7,000   Packaging Corp of America*<F36>              139,378      139,230
     4,800   Pactiv Corp.*<F36>                            42,667      114,240
                                                       ----------   ----------
                                                          182,045      253,470

             IRON & STEEL -- 6.8%
    14,500   AK Steel Holding Corp.                       248,325      185,745
    10,850   Allegheny Technologies, Inc.                 286,355      171,430
                                                       ----------   ----------
                                                          534,680      357,175

CAPITAL GOODS SECTOR -- 11.1%
-----------------------------
             ELECTRICAL EQUIPMENT -- 2.0%
     5,700   Thomas & Betts Corp.                         120,529      106,020

             ELECTRONICS-DEFENSE -- 2.8%
     3,600   Raytheon Co.                                  81,014      146,700

             MACHINERY-DIVERSE -- 2.3%
     6,900   Joy Global Inc.*<F36>                        108,210      119,646

             MANUFACTURER-DIVERSE -- 4.0%
     2,800   American Standard
               Companies Inc.*<F36>                       130,426      210,280

COMMUNICATION SERVICES SECTOR -- 2.8%
-------------------------------------
             TELEPHONE -- 2.8%
    17,600   Citizens
               Communications Co.*<F36>                   153,864      147,136

CONSUMER CYCLICALS SECTOR -- 19.5%
----------------------------------
             AUTO PARTS & EQUIPMENT -- 1.9%
     2,200   Lear Corp.*<F36>                              60,751      101,750

             HARDWARE & TOOLS -- 1.7%
     2,100   The Stanley Works                             48,551       86,121

             LEISURE TIME-PRODUCTS -- 2.0%
     3,700   Brunswick Corp.                               73,724      103,600

             RETAIL-DEPARTMENT STORES -- 4.9%
    11,600   J.C. Penney Company, Inc.
               (Holding Co.)                              154,506      255,432

             RETAIL-DISCOUNTERS -- 4.1%
    10,800   Big Lots, Inc.                               112,615      212,544

             RETAIL-SPECIALTY -- 4.9%
    17,800   Foot Locker, Inc.*<F36>                      138,728      257,210

CONSUMER STAPLES SECTOR -- 11.4%
--------------------------------
             DISTRIBUTION-FOOD & HEALTH -- 2.1%
     4,400   SUPERVALU INC.                                96,066      107,932

             HOUSEWARES -- 6.2%
     4,100   Fortune Brands, Inc.                         105,275      229,600
     4,500   Tupperware Corp.                             105,221       93,555
                                                       ----------   ----------
                                                          210,496      323,155

             WASTE MANAGEMENT -- 3.1%
     6,300   Waste Management, Inc.                       105,427      164,115

ENERGY SECTOR -- 15.1%
----------------------
             MISCELLANEOUS ENERGY -- 3.6%
     4,700   Arch Coal, Inc.                               99,427      106,737
     2,900   Peabody Energy Corp.                          78,913       82,070
                                                       ----------   ----------
                                                          178,340      188,807

             OIL & GAS-DRILLING & EQUIPMENT -- 6.1%
     3,100   Cooper Cameron Corp.*<F36>                   145,476      150,102
     8,178   FMC Technologies, Inc.*<F36>                  95,950      169,775
                                                       ----------   ----------
                                                          241,426      319,877

             OIL & GAS-REFINING & MARKETING -- 2.7%
     5,500   Premcor Inc.*<F36>                           151,402      141,460

             OIL-EXPLORATION & PRODUCTS -- 2.7%
     6,500   Ocean Energy Inc.                             53,692      140,855

MULTI INDUSTRY SECTOR -- 3.8%
-----------------------------
             FINANCIAL-DIVERSE -- 3.8%
     1,045   Alleghany Corp.*<F36>                        166,440      199,595

UTILITIES SECTOR -- 8.3%
------------------------
             ELECTRIC COMPANIES -- 3.2%
     8,900   Northeast Utilities                          161,653      167,409

             NATURAL GAS -- 5.1%
     6,600   CMS Energy Corp.                             109,757       72,468
     8,900   ONEOK, Inc.                                  129,898      195,355
                                                       ----------   ----------
                                                          239,655      267,823
                                                       ----------   ----------
                 Total common stocks                    4,130,368    4,903,068
                                                       ----------   ----------
                 Total long-term
                   investments                          4,130,368    4,903,068

SHORT-TERM INVESTMENTS -- 5.3% (A)<F37>
             VARIABLE RATE DEMAND NOTES
  $ 39,872   Firstar Bank U.S.A., N.A.                     39,872       39,872
   240,000   Wisconsin Corporate
               Central Credit Union                       240,000      240,000
                                                       ----------   ----------
                 Total short-term
                   investments                            279,872      279,872
                                                       ----------   ----------
                 Total investments                     $4,410,240    5,182,940
                                                       ----------
                                                       ----------
             Cash and receivables
               less liabilities -- 1.1% (A)<F37>                        57,555
                                                                    ----------
                 Net Assets                                         $5,240,495
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($5,240,495 / 396,674
                   shares outstanding)                              $    13.21
                                                                    ----------
                                                                    ----------

  *<F36>   Non-income producing security.
(a)<F37>   Percentages for the various classifications relate to net assets.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002

INCOME:
   Dividends                                                          $ 54,742
   Interest                                                              6,903
                                                                      --------
       Total income                                                     61,645
                                                                      --------

EXPENSES:
   Management fees                                                      49,318
   Registration fees                                                    22,820
   Professional fees                                                    17,623
   Administrative services                                              17,078
   Transfer agent fees                                                  11,718
   Custodian fees                                                        6,960
   Board of Directors fees                                               2,100
   Amortization of organization expenses                                 1,551
   Printing and postage expense                                            705
   Insurance expense                                                       422
   Other expenses                                                        1,961
                                                                      --------
       Total expenses before reimbursement                             132,256
   Less expenses assumed by adviser                                    (68,142)
                                                                      --------
       Net expenses                                                     64,114
                                                                      --------
NET INVESTMENT LOSS                                                     (2,469)
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       332,599
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                  66,127
                                                                      --------
NET GAIN ON INVESTMENTS                                                398,726
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $396,257
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Sasco Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2002 and June 30, 2001

                                                          2002         2001
                                                         ------       ------
OPERATIONS:
   Net investment (loss) income                        $   (2,469)  $    8,755
   Net realized gain on investments                       332,599      271,018
   Net increase in unrealized
     appreciation on investments                           66,127    1,455,798
                                                       ----------   ----------
       Net increase in net assets
         resulting from operations                        396,257    1,735,571
                                                       ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.01898
     and $0.06595 per share, respectively)                 (7,369)     (35,832)
                                                       ----------   ----------
       Total distributions                                 (7,369)*    (35,832)
                                                             <F38>
                                                       ----------   ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (72,815 and
     8,656 shares, respectively)                          944,291       93,728
   Net asset value of shares issued in
     distributions (184 and 749 shares, respectively)       2,278        7,162
   Cost of shares redeemed (79,620 and
     243,382 shares, respectively)                       (995,632)  (2,467,827)
                                                       ----------   ----------
       Net decrease in net assets derived
         from Fund share activities                       (49,063)  (2,366,937)
                                                       ----------   ----------
       TOTAL INCREASE (DECREASE)                          339,825     (667,198)
NET ASSETS AT THE BEGINNING OF THE YEAR                 4,900,670    5,567,868
                                                       ----------   ----------
NET ASSETS AT THE END OF THE YEAR
   (including undistributed net investment
     income of $0 and $3,203, respectively)            $5,240,495   $4,900,670
                                                       ----------   ----------
                                                       ----------   ----------

*<F38>  See Note 7.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                    YEARS ENDED JUNE 30,                    FOR THE PERIOD FROM
                                                         -------------------------------------------    DECEMBER 30, 1997+<F39> TO
                                                          2002        2001         2000        1999            JUNE 30, 1998
                                                         ------      ------       ------      ------    --------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $12.15      $ 8.74       $ 9.47      $10.41              $10.00
Income from investment operations:
   Net investment (loss) income (a)<F42>                  (0.01)       0.02         0.08        0.09                0.04
   Net realized and unrealized gains (losses)
     on investments                                        1.09        3.46        (0.70)      (0.66)               0.37
                                                         ------      ------       ------      ------              ------
Total from investment operations                           1.08        3.48        (0.62)      (0.57)               0.41

Less distributions:
   Dividends from net investment income                   (0.02)      (0.07)       (0.11)      (0.07)                 --
   Distributions from net realized gains                     --          --           --       (0.30)                 --
                                                         ------      ------       ------      ------              ------
Total from distributions                                  (0.02)      (0.07)       (0.11)      (0.37)                 --
                                                         ------      ------       ------      ------              ------
Net asset value, end of period                           $13.21      $12.15       $ 8.74      $ 9.47              $10.41
                                                         ------      ------       ------      ------              ------
                                                         ------      ------       ------      ------              ------
TOTAL INVESTMENT RETURN                                    8.9%       40.0%        (6.5%)      (5.3%)               4.1%*<F40>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                    5,240       4,901        5,568      13,829              19,569
Ratio of expenses (after reimbursement) to
  average net assets (b)<F43>                              1.3%        1.3%         1.3%        1.3%                1.3%**<F41>
Ratio of net investment (loss) income to
  average net assets (c)<F44>                             (0.1%)       0.2%         0.9%        0.9%                0.7%**<F41>
Portfolio turnover rate                                   49.4%       27.4%        42.5%       45.0%               13.6%

  +<F39>   Commencement of operations.
  *<F40>   Not annualized.
 **<F41>   Annualized.
(a)<F42> In 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding. In prior periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F43> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2002, 2001, 2000 and 1999 and for the period December 30, 1997+<F39> to June 30, 1998, 2.7%, 2.3%, 1.8%, 1.5% and 1.5%**<F41>, respectively.
(c)<F44> If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2002, 2001, 2000 and 1999 and for the period December 30, 1997+<F39> to June 30, 1998, (1.4%), (0.8%),
           0.4%, 0.7% and 0.5%**<F41>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
June 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (formerly known as Eastcliff Funds, Inc.) (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five diversified funds: FMI AAM Palm Beach Total Return Fund (the "Total Return Fund"), FMI Winslow Growth Fund (the "Growth Fund"), FMI Knappenberger Bayer Emerging Growth Fund (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the "Small Cap Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986. On October 31, 2001, the Company changed its name to FMI Mutual Funds, Inc.

          The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Small Cap Value Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          Effective October 15, 2001, the Funds have entered into management agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund pay FMI a monthly fee at the annual rate of 1% of such Funds daily net assets and for the Total Return Fund, 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000. Prior to October 15, 2001, the Funds had substantially identical investment advisory agreements with U.S. Trust Co. ("U.S. Trust").

          The Adviser entered into sub-advisory agreements with the following sub-advisors to assist it in the day-to-day management of the Funds. Each Sub-Advisor determines which securities will be purchased, retained or sold for such Fund. The Adviser pays each Sub-Advisor 0.75% of such Fund's management fee. The Sub-Advisors are as follows:

     Total Return Fund - Palm Beach Investment Advisers, LLC
     Growth Fund - Winslow Capital Management, Inc.
     Emerging Growth Fund - KB Growth Advisors, LLC
     Small Cap Value Fund - Woodland Partners LLC
     Contrarian Value Fund - Sasco Capital, Inc.

          As a result of a "Change of Control" in Palm Beach Investment Advisers, LLC, the sub-advisory agreement for the Total Return Fund was terminated effective January 31, 2002. Accordingly, the Adviser has assumed this responsibility under the terms of the advisory agreement for such Fund.

          In addition to the reimbursement required under the management agreements, FMI and U.S. Trust have voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $77,952, $69,882, $86,942, $61,807 and $68,142 for the year ended June 30, 2002, for the Total Return Fund, Growth Fund, Emerging Growth Fund, Small Cap Value Fund and the Contrarian Value Fund, respectively.

          The Funds have administrative agreements with FMI to supervise all aspects of the Funds' operations except those performed by FMI pursuant to the management agreements. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars. FMI has voluntarily waived this minimum for the year ended June 30, 2002.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plans are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended June 30, 2002, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. The distributions will be paid on July 30, 2002, to shareholders of record on July 26, 2002.

                                                    TOTAL                        EMERGING      SMALL CAP     CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND     VALUE FUND    VALUE FUND
                                                 -----------    -----------    -----------     ----------    ----------
       Dividend from net investment income          $2,675       $      --      $      --         $6,751      $     --
       $ per share                                0.009161              --             --       0.002521            --
       Short-term gains                             25,937              --             --      1,646,423            --
       $ per share                                 0.08882              --             --        0.61473            --
       Long-term capital gains                     163,106              --             --      2,564,887            --
       $ per share                                 0.55855              --             --        0.95766            --

          Shareholders will be sent a 2002 Form 1099-DIV in January, 2003 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended June 30, 2002, purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $6,343,806 and $15,550,344, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $3,364,679 and $3,727,269, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $29,124,679 and $12,508,659, respectively; purchases and proceeds of sales of investment securities of the Small Cap Value Fund, (excluding short-term securities) were $21,857,711 and $24,852,712, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $2,279,964 and $2,417,519, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of June 30, 2002, liabilities of the Funds included the following:

                                                    TOTAL                       EMERGING       SMALL CAP     CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND     VALUE FUND    VALUE FUND
                                                 -----------    -----------    -----------     ----------    ----------
       Payable to brokers for
         investments purchased                    $     --       $ 132,418      $  32,300      $  38,566     $   3,617
       Payable to FMI for management fees
         and administrative fees                     1,780           4,218         24,444         41,292         5,203
       Other liabilities                             1,140           7,172          2,038          3,921         1,972

(6)  SOURCES OF NET ASSETS --

                                                    TOTAL                        EMERGING      SMALL CAP    CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND     VALUE FUND   VALUE FUND
                                                 -----------    -----------    -----------     ----------   ----------
 As of June 30, 2002 the sources of
   net assets were as follows:
       Fund shares issued and outstanding       $1,483,957      $4,233,089    $27,471,441    $32,114,212    $6,141,138
       Net unrealized appreciation
         on investments                             94,557         349,131      1,144,157      6,710,713       772,700
       Undistributed net realized gains (losses)
         on investments                            183,605       (437,958)    (4,345,541)      4,131,925   (1,673,343)
       Undistributed net investment income           2,675              --             --          6,751            --
                                                ----------      ----------    -----------    -----------    ----------
                                                $1,764,794      $4,144,262    $24,270,057    $42,963,601    $5,240,495
                                                ----------      ----------    -----------    -----------    ----------
                                                ----------      ----------    -----------    -----------    ----------

(7)  INCOME TAX INFORMATION --

          The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                               GROSS          GROSS       NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
                               COST OF       UNREALIZED     UNREALIZED     APPRECIATION       ORDINARY        LONG-TERM
                             INVESTMENTS    APPRECIATION   DEPRECIATION   ON INVESTMENTS       INCOME       CAPITAL GAINS
                             -----------    ------------   ------------   --------------    -------------   -------------
 Total Return Fund           $ 1,677,613     $  138,951   $   (49,832)      $   89,119       $   28,612       $  163,107
 Growth Fund                   3,910,659        665,221      (327,799)         337,422               --               --
 Emerging Growth Fund         23,193,948      4,266,774    (3,160,838)       1,105,936               --               --
 Small Cap Value Fund         35,320,010      8,215,899    (1,584,548)       6,631,351        1,653,165        2,564,873
 Contrarian Value Fund         4,570,243      1,037,182      (424,485)         612,697               --               --

          The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the year ended June 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of June 30, 2002, and tax basis post-October losses as of June 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                         ORDINARY       LONG-TERM      NET CAPITAL
                                          INCOME      CAPITAL GAINS       LOSS        POST-OCTOBER
                                      DISTRIBUTIONS   DISTRIBUTIONS    CARRYOVERS        LOSSES
                                      -------------   -------------    ----------     ------------
   Total Return Fund                    $     --       $4,426,939*     $       --     $       --
                                                               <F43>
   Growth Fund                                --                --        252,680        173,568
   Emerging Growth Fund                       --                --      2,576,441      1,730,879
   Small Cap Value Fund                  764,486                --             --             --
   Contrarian Value Fund                   7,369                --      1,513,340             --

*<F43> Including earnings and profits distributed to shareholders on redemptions, the Fund designates $5,172,221 as long-term capital gains distributions.

        The Emerging Growth Fund and Small Cap Value Fund utilized $1,657,051 and $260,124, respectively, of post-October losses from the prior year to offset current year net capital gains. The Contrarian Value Fund utilized $298,007 of its capital loss carryovers from the year ended June 30, 2000.

        For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2002 which are designated as qualifying for the dividends received deduction are as follows (unaudited):
     Total Return Fund 13.2%, Growth Fund 0%, Emerging Growth Fund 0%, Small Cap Value Fund 18.3%, and Contrarian Value Fund 4.5%.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue        Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of FMI Mutual Funds, Inc.

  In our opinion, the accompanying statements of net assets of FMI AAM Palm Beach Total Return Fund, FMI Winslow Growth Fund, FMI Knappenberger Bayer Emerging Growth Fund, FMI Woodland Small Capitalization Value Fund, and FMI Sasco Contrarian Value Fund (constituting FMI Mutual Funds, Inc., hereafter referred to as the "Funds", and formerly known as Eastcliff Total Return Fund, Eastcliff Growth Fund, Eastcliff Emerging Growth Fund, Eastcliff Regional Small Capitalization Value Fund, and Eastcliff Contrarian Value Fund, respectively) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at June 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 29, 2002

FMI Mutual Funds, Inc.
DIRECTORS AND OFFICERS

                                                                                                # OF FUNDS    OTHER
                                    TERM OF            PRINCIPAL                                IN COMPLEX    DIRECTORSHIPS
                        POSITION    OFFICE AND         OCCUPATION                               OVERSEEN      HELD BY
NAME, AGE               HELD WITH   LENGTH OF          DURING PAST                              BY DIRECTOR   DIRECTOR
AND ADDRESS             THE FUNDS   TIME SERVED        FIVE YEARS                               OR OFFICER    OR OFFICER
-----------             ---------   -----------        -----------                              -----------   -------------
Barry K. Allen, 53      Director    Indefinite Term    Mr. Allen is President of Allen              5         Harley-Davidson
18500 W. Corporate                  since October      Enterprises, LLC, a private                            Inc., CMGI,Inc.,
Suite 170                           2001               equity investments management                          Inc., Cobalt, Inc.,
Brookfield, WI 53045                                   company he founded after retiring                      First Business Bank-
                                                       from Ameritech in July 2000.  Mr.                      Milwaukee, FMI
                                                       Allen has served as an officer of                      Funds, Inc. and FMI
                                                       Ameritech since August 1995,                           Common Stock Fund,
                                                       most recently as President.                            Inc.

George D. Dalton, 74    Director    Indefinite Term    Mr. Dalton is Chairman and Chief             5         Fiserv,
20825 Swenson Drive                 since October      Executive Officer of Call_Solutions.com,               Clark/Bardes Inc.,
Waukesha, WI  53186                 2001               Inc. Prior to January 2000, Mr. Dalton                 Wisconsin Wireless,
                                                       was Chairman of the Board and                          Inc., FMI Funds, Inc.
                                                       Chief Executive Officer of Fiserv, Inc.                and FMI Common
                                                       and had served in that capacity                        Stock Fund, Inc.
                                                       since 1984.

Gordon H.
  Gunnlaugsson, 58      Director    Indefinite Term    Mr. Gunnlaugsson recently retired from       5         Renaissance Learning
c/o Fiduciary                       since October      M&I Corporation. He was employed by                    Systems, Inc., FMI
Management, Inc.                    2001               M&I Corporation from June 1, 1970 to                   Funds, Inc. and FMI
225 E. Mason St.                                       December 31, 2000 where he most recently               Common Stock
Milwaukee, WI                                          held the positions of Executive Vice-President         Fund, Inc.
                                                       and Chief Financial Officer.

Paul S. Shain, 39       Director    Indefinite Term    Mr. Shain is President and Chief Operating   5         Berbee Information
5520 Research                       since October      Officer of Berbee Information Networks, and            Networks,
  Park Drive                        2001               has been employed by such firm since January           LifeSketch, Inc.,
Madison, WI  53711                                     2000. Prior to joining Berbee Information              Broadjam Inc.,
                                                       Networks, Mr. Shain spent 12 years at                  Madison Area Tech-
                                                       Robert W. Baird & Co., Incorporated,                   nical College
                                                       most recently as Managing Director and                 Foundation, FMI
                                                       Director of Equity Research.                           Funds, Inc. and FMI
                                                                                                              Common Stock Fund,
                                                                                                              Inc.

Donald S. Wilson, 59    Director    Indefinite Term    Mr. Wilson is Vice Chairman and Treasurer    5         FMI Common Stock
c/o Fiduciary           Vice-       since October      of Fiduciary Management, Inc. which he                 Fund, Inc.
  Management, Inc.      President   2001               co-founded in 1980.
225 E. Mason St.        and
Milwaukee, WI  53202    Secretary

Ted D. Kellner, 56      President   Since October      Mr. Kellner is Chairman of the Board and     5         FMI Funds, Inc. and
c/o Fiduciary           and         2001               Chief Executive Officer of Fiduciary                   FMI Common Stock
  Management, Inc.      Treasurer                      Management, Inc. which he co-founded                   Fund, Inc.
225 E. Mason St.                                       in 1980.
Milwaukee, WI  53202

Patrick J. English, 41  Vice-       Since October      Mr. English is President of Fiduciary        5         FMI Funds, Inc. and
c/o Fiduciary           President   2001               Management, Inc. and has been employed                 FMI Common Stock
  Management, Inc.                                     by the Adviser in various capacities since             Fund, Inc.
225 E. Mason St.                                       December, 1986.
Milwaukee, WI 53202

Gary G. Wagner, 59      Vice-       Since October      Mr. Wagner is Executive Vice-President       5         None
c/o Fiduciary           President   2001               of Fiduciary Management, Inc. and has
  Management, Inc.      and                            been employed by the Adviser in various
225 E. Mason St.        Assistant                      capacities since January, 1988.
Milwaukee, WI 53202     Secretary

Camille F. Wildes, 49   Vice-       Since October      Ms. Wildes is a Vice-President of Fiduciary  5         None
c/o Fiduciary           President   2001               Management, Inc. and has been employed by
  Management, Inc.      and                            the Adviser in various capacities since
225 E. Mason St.        Assistant                      December, 1981.
Milwaukee, WI 53202     Treasurer

                             FMI MUTUAL FUNDS, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGERS

                      FMI AAM PALM BEACH TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, LLC
                                  (see Note 2)

                            FMI WINSLOW GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                  FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC

                        FMI SASCO CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Mutual Funds, Inc. unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.